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                                                                     Exhibit 1

                                 ITC/\DELTACOM

       COMMON STOCK                                         COMMON STOCK

          NUMBER                                                SHARES
     ----------------                                     ----------------

     ----------------                                     ----------------
INCORPORATED UNDER THE LAWS OF                            SEE REVERSE FOR
   THE STATE OF DELAWARE                                 CERTAIN DEFINITIONS

                                                          CUSIP 45031T 10 4

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  This certifies that



  is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $.01 PER
                                  SHARE, OF
                              ITC/\DeltaCom, Inc.

        (hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
        This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and by-laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers of the Corporation.

Dated:


Countersigned and Registered:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
              (New York, New York)                 Transfer Agent
                                                   and Registrar

BY


                                                            Authorized Signature


 --------------------------                        --------------------------
 THE FACSIMILE SIGNATURE OF                        THE FACSIMILE SIGNATURE OF

                         [CORPORATE SEAL APPEARS HERE]

 --------------------------                        --------------------------
      TO APPEAR HERE                                     TO APPEAR HERE
 --------------------------                        --------------------------
                  SECRETARY                                         PRESIDENT
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                              ITC/\DeltaCom, Inc.

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. IN ADDITION, THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO REDEMPTION BY THE CORPORATION IN CERTAIN LIMITED CIRCUMSTANCES. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE TERMS AND CONDITIONS OF SUCH REDEMPTION PROVISIONS AND THE POWER, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable terms or regulations:

       TEN COM - as tenants in common         UNIF GIFT MIN ACT - ______________
       TEN ENT - as tenants by the entireties                          (Cust)
        JT TEN - as joint tenants with right  Custodian ________________________
                 of survivorship and not as                         (Minor)
                 tenants in common
                                              under Uniform Gifts to Minors

                                              Act ______________________________
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto


       PLEASE INSERT SOCIAL SECURITY OR OTHER
           IDENTIFYING NUMBER OF ASSIGNEE
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  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE


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                                                                         Shares
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of the capital stock represented by this Certificate, and does hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated ____________________


                       X
                       ---------------------------------------------------------

                       X
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                       NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                       CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED;


By

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.